UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2012

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, the terms “we,” “us” and “our” refer to CommonWealth REIT, and references to SIR refer to our majority owned subsidiary, Select Income REIT.

Item 8.01.              Other Events.

Revolving Credit Agreement

On July 12, 2012, SIR entered into an amendment to the credit agreement governing its $500 million revolving credit facility, or the SIR revolving credit facility, with Wells Fargo Bank, National Association, as administrative agent and a lender, and a syndicate of other lenders under the SIR revolving credit facility.

As a result of this amendment, the pledge agreement that SIR and certain of its subsidiaries had entered into in connection with the SIR revolving credit facility in favor of the administrative agent under the SIR revolving credit facility was terminated and the equity of SIR’s subsidiaries that had been pledged pursuant to that pledge agreement as collateral for SIR’s and SIR’s subsidiary guarantors’ obligations under the SIR revolving credit facility was released.

The foregoing description of the SIR revolving credit facility, as amended, is not complete and is subject to and qualified in its entirety by reference to the SIR revolving credit facility, a copy of which is incorporated by reference as Exhibit 10.5 to our Current Report on Form 8-K dated March 12, 2012, and to the first amendment to the SIR revolving credit facility, a copy of which is incorporated by reference as Exhibit 10.1 to this Current Report, each of which is incorporated in this Item 8.01 by reference.

Term Loan Agreement

On July 12, 2012, SIR entered into a term loan agreement, or the SIR term loan agreement, with Wells Fargo Bank, National Association and a syndicate of other lenders, pursuant to which SIR obtained a $350 million term loan maturing on July 12, 2017. In addition, the SIR term loan agreement includes a feature under which maximum borrowings may be increased to up to $700 million in certain circumstances. SIR expects to apply the net proceeds of the SIR term loan to repay amounts outstanding under the SIR revolving credit facility and for general business activities, including possible future acquisitions.

Interest on the term loan will be calculated at floating rates based upon LIBOR plus margins that will vary based upon SIR’s leverage. Initially, the margin over LIBOR will be 1.55%. If, however, SIR achieves an investment-grade credit rating on its senior unsecured long term debt that SIR may have outstanding from time to time, SIR has the right to elect to calculate the margin based on SIR’s credit ratings, in which case the margin would be subject to adjustment should SIR’s credit rating change. Obligations under the SIR term loan agreement are unsecured and are guaranteed by substantially all of SIR’s subsidiaries (other than subsidiaries that may be subject to certain types of secured debt). The SIR term loan agreement includes various financial and other covenants that generally restrict SIR’s ability to incur debts, including debts secured by mortgages on SIR’s properties, in excess of calculated amounts, require SIR to maintain a minimum net worth, restrict SIR’s ability to make distributions to its shareholders, including us, under certain circumstances and require SIR to maintain certain other financial ratios. Certain changes of control of SIR, as defined (including Reit Management & Research LLC ceasing to act as SIR’s sole business and property managers), may cause a default under the SIR term loan agreement.

The foregoing description of the SIR term loan agreement is not complete and is subject to and qualified in its entirety by reference to the SIR term loan agreement, a copy of which is incorporated by reference as Exhibit 10.2 to this Current Report and is incorporated in this Item 8.01 by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, SOME OF WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE:

•                  INCREASING THE MAXIMUM BORROWINGS UNDER THE SIR TERM LOAN IS SUBJECT TO OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR; AND

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT SIR MAY HAVE THE MARGIN USED TO DETERMINE INTEREST ON THE SIR TERM LOAN BASED ON SIR’S CREDIT RATINGS IF ANY SENIOR UNSECURED LONG TERM DEBT SIR MAY HAVE OUTSTANDING FROM TIME TO TIME ACHIEVES AN INVESTMENT-GRADE CREDIT RATING. SIR DOES NOT CURRENTLY HAVE ANY SENIOR UNSECURED LONG TERM DEBT OUTSTANDING AND THERE CAN BE NO ASSURANCES THAT IF SIR WERE TO HAVE ANY SENIOR UNSECURED LONG TERM DEBT OUTSTANDING THAT IT WOULD ACHIEVE AN INVESTMENT-GRADE CREDIT RATING.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.                                         Financial Statements and Exhibits.

(d) Exhibits

10.1

First Amendment to Credit Agreement, dated as of July 12, 2012, among Select Income REIT, Wells Fargo Bank, National Association, as Administrative Agent, and the other parties thereto. (Incorporated by reference to Exhibit 10.1 to Select Income REIT’s Current

Report on Form 8-K dated July 12, 2012, File No. 001-35442.)

10.2

Term Loan Agreement, dated as of July 12, 2012, by and among Select Income REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions initially a signatory thereto. (Incorporated by reference to Exhibit 10.2 to Select Income REIT’s Current Report on Form 8-K dated July 12, 2012, File No. 001-35442.)

10.3

Third Amendment to Credit Agreement, dated as of June 18, 2012, by and among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the lenders thereto. (Filed herewith.)

10.4

Second Amendment to Term Loan Agreement, dated as of June 18, 2012, by and among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the lenders thereto. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name: John C. Popeo
Title: Treasurer and Chief Financial Officer

Dated: July 18, 2012